UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 9, 2006

Date of Report (Date of earliest event reported)

PRAECIS PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30289	04-3200305
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

830 Winter Street, Waltham, Massachusetts 02451-1420

(Address of principal executive offices, including zip code)

(781) 795-4100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                  Regulation FD Disclosure.

On March 9, 2006, PRAECIS PHARMACEUTICALS INCORPORATED issued a press release announcing the presentation of preclinical data on its investigational compound, PPI-2458, at the GTC bio Angiogenesis Research & Therapeutics Conference being held in San Diego, California. The Company’s presentation, entitled “Molecularly Targeted Therapy for Angiogenesis and Hyperproliferative Diseases through Inhibition of MetAP-2,” is being delivered by Gerhard Hannig, Ph.D., Director of Cell Biology, Preclinical Research. A copy of the presentation will be available on the Company’s website at http://www.praecis.com, under “Investors” following the presentation.

Item 9.01. Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit 99.1                                    Press Release issued by PRAECIS PHARMACEUTICALS INCORPORATED on March 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2006	PRAECIS PHARMACEUTICALS INCORPORATED

	By	/s/ Edward C. English
Edward C. English
Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by PRAECIS PHARMACEUTICALS INCORPORATED on March 9, 2006.